SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) October 25, 2004
                        -------------------
                   Commission File Number 1-5324
                              ------

                        NORTHEAST UTILITIES
                       --------------------
      (Exact name of registrant as specified in its charter)

          MASSACHUSETTS         1-5324              04-2147929
     ---------------------     ---------         ---------------
(State or other jurisdiction   (Commission      (I.R.S. Employer
       of organization)         File Number)    incorporation or
                                               Identification No.)

          ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
   MASSACHUSETTS                                           01105
 -----------------------------------------------------------------
      (Address of principal executive offices)         (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))


Section 2   -  Financial Information

Item 2.02      Results of Operation and Financial Condition

     On October 25, 2004, Northeast Utilities issued a news release announcing its financial results for the third quarter and year to date 2004. A copy of the news release and related financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

            (c)  Exhibits

                 Exhibit        Description
                 -------        -----------
                 Exhibit 99.1   Northeast Utilities News Release dated
                                October 25, 2004

                 Exhibit 99.2 Financial Report for the three, nine and twelve month periods ending
                                September 30, 2004.

                     [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NORTHEAST UTILITIES
                              (Registrant)


                              By:  /s/ Randy A. Shoop
                                   Name:  Randy A. Shoop
                                   Title: Assistant Treasurer -
                                          Finance

Date:  October 25, 2004